UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               MARK S. HOWARD
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2007



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2007

[LOGO OF USAA]
   USAA(R)

                                  USAA GROWTH &
                                      INCOME Fund

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

                            A n n u a l  R e p o r t

--------------------------------------------------------------------------------
    JULY 31, 2007

--------------------------------------------------------------------------------

                     IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-8448.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

--------------------------------------------------------------------------------

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                   2

MANAGERS' COMMENTARY                                                         4

INVESTMENT OVERVIEW                                                         10

FINANCIAL INFORMATION

   Distributions to Shareholders                                            14

   Report of Independent Registered Public Accounting Firm                  15

   Portfolio of Investments                                                 16

   Notes to Portfolio of Investments                                        31

   Financial Statements                                                     32

   Notes to Financial Statements                                            35

EXPENSE EXAMPLE                                                             50

ADVISORY AGREEMENTS                                                         52

TRUSTEES' AND OFFICERS' INFORMATION                                         63

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2007, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                           "

                                        ...IF THE VOLATILITY KEEPS YOU UP AT
[PHOTO OF CHRISTOPHER W. CLAUS]        NIGHT, YOU MIGHT CONSIDER REDUCING THE
                                           OVERALL RISK OF YOUR PORTFOLIO.

                                                           "

                                                                     August 2007
--------------------------------------------------------------------------------

         What summer doldrums? Investors have grown accustomed to flat or uneven markets during the dog days of summer. But 2007 is clearly an exception. Until July, the global equity markets were rising - some setting new records - as easy access to capital fueled takeovers by private equity groups, merger activity, and new investments.

         But as I've written many times in these pages, investors have been complacent about the risk in the markets. In July, that game of musical chairs came abruptly to a halt when several subprime lenders collapsed. The bad news appeared to have tipped the scales. Investors started selling their subprime holdings, and their jitters spread to other securities that were - fairly or unfairly - perceived as risky. In the fixed-income market, for example, we saw a dramatic flight to quality as investors abandoned lower-quality bonds and flocked to the safe haven of Treasuries.

         As I write to you, banks are struggling to find buyers for the loans they used to finance the wave of leveraged buyouts. Many deals were delayed or canceled outright. Meanwhile, some large hedge funds were forced to close. Liquidity, which had been driving market appreciation, has dried up in what is commonly called a "credit crunch."

         Investors finally have started to factor risk back into their decision-making and are asking important questions: How

 . . . C O N T I N U E D
========================--------------------------------------------------------

         far-reaching will the subprime-lending problems be? Has the housing market reached its low point? Is the boom in deal-making and buyouts over? As a result, volatility is back in a big way in both the stock and bond markets.

         Nonetheless, the global economy appears to be in relatively good shape. Although U.S. economic expansion has slowed, most economists expect 2007 GDP growth to come in near 2%. Corporate earnings - in double digits last year - should remain respectable at 7% or 8%. Inflation also seems to be moderating toward the Federal Reserve Board's goal of 2% annually.

         It may take some time for the markets to find equilibrium. In the meantime, investors who can tolerate the volatility may find attractive long-term values in global large-cap growth stocks. But if the volatility keeps you up at night, you might consider reducing the overall risk of your portfolio.

         Whatever your needs, we stand ready to assist you. On behalf of all of us here at USAA Investment Management Company, I would like to thank you for your faith and trust in us. We appreciate the opportunity to help you with your investment needs.

         Sincerely,

         /S/ CHRISTOPHER W. CLAUS

         Christopher W. Claus
         President and Vice Chairman of the Board
         USAA Mutual Funds Trust

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

Loomis, Sayles & Company, L.P.                    Barrow, Hanley, Mewhinney &
  MARK B. BARIBEAU, CFA                             Strauss, Inc.
  PAMELA N. CZEKANSKI, CFA                          JAMES P. BARROW
  RICHARD SKAGGS, CFA                               RAY NIXON, Jr.
                                                    ROBERT J. CHAMBERS, CFA
Wellington Management Company, LLP                  RICHARD A. ENGLANDER, CFA
  MATTHEW E. MEGARGEL, CFA
  FRANCIS BOGGAN, CFA                             UBS Global Asset Management
  JEFF KRIPKE                                       (Americas) Inc.
                                                    JOHN LEONARD
Barrow, Hanley, Mewhinney &                         THOMAS M. COLE
  Strauss, Inc.                                     THOMAS DIGENAN
  MARK GIAMBRONE, CPA                               SCOTT HAZEN
  TIMOTHY J. CULLER, CFA

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

         For the year ended July 31, 2007, the USAA Growth & Income Fund had a total return of 18.46%. This compares to returns of 16.08% for the Russell 3000 Index and 18.31% for the Lipper Multi-Cap Core Funds Index.

         In April, the Fund's Board of Trustees voted to add a new subadviser, UBS Global Asset Management (Americas) Inc. (UBS), to the Fund. On July 9, UBS began managing a portion of the Fund's assets using its core U.S. large-cap equity strategy.

         UBS joins three other subadvisers in managing the Fund. Loomis, Sayles & Company, L.P. (Loomis Sayles) is a growth-oriented manager, and the benchmark for its portion of the Fund is the Russell 3000 Growth Index. Wellington Management Company, LLP (Wellington Management) manages in a "core" style that encompasses growth and value. The benchmark for its portion of the Fund is the Russell 3000 Index. Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) is a value-oriented manager, and the benchmark for its portion of the Fund is the Russell 3000 Value Index.

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

         REFER TO PAGE 11 FOR BENCHMARK DEFINITIONS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

WHAT LED TO THE STRONG PERFORMANCE IN THE LOOMIS SAYLES PORTION OF THE FUND RELATIVE TO THE RUSSELL 3000 GROWTH INDEX?

         Among the strongest stocks in the Loomis Sayles portion of the Fund were Precision Castparts Corp., which benefited from a strong aerospace market in general and prospects for the new Boeing 787 Dreamliner in particular; Apple, Inc. and Google, Inc. "A," which continued to execute their business plans flawlessly; CB Richard Ellis Group, Inc. "A," the real estate management firm that keeps posting strong earnings; Cisco Systems, Inc.; and MasterCard, Inc. "A." Materials and financial services were the strongest sectors in this portion of the Fund, although we cut back capital-markets exposure within financials and focused on less credit-sensitive names such as Chicago Mercantile Exchange Holdings, Inc., NYSE Group, Inc., and InterContinental Exchange, Inc., which actually benefit from volatility in the markets.

         Interestingly, all of the outperformance relative to the Russell 3000 Growth Index for the reporting year came in the last seven months as the market began to look much more favorably on companies that deliver solid revenue and earnings growth. The Loomis Sayles portion of the Fund did well with holdings in the mid-cap area, with stocks such as Chipotle Mexican Grill, Inc. "A" and Alliance Data Systems Corp.

         Consumer staples and producer durables were the weakest relative sectors for the reporting year in the Loomis Sayles portion of the Fund. Among the detractors in consumer staples were Whole Foods Market and Hansen Natural Corp., both of which were sold from this portion of the Fund. In producer durables, homebuilder D.R. Horton struggled as the housing market came under pressure, so this holding also was sold from the Loomis Sayles portion of

         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 16-30.

         CHICAGO MERCANTILE EXCHANGE HOLDING, INC., NYSE GROUP, INC., AND ALLIANCE DATA SYSTEMS CORP. WERE SOLD OUT OF THE FUND PRIOR TO JULY 31, 2007.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

         the Fund. An underweight position in Boeing Co. and Caterpillar, Inc. hurt relative performance in the Loomis Sayles portion over the past year.

WHAT'S LOOMIS SAYLES' OUTLOOK?

         As of this writing in early August, we're clearly going through a period of consolidation as the stock market sorts out the liquidity issues in the bond market. Despite signs that the trend in favor of leveraged buyouts (LBOs) may be slowing down due to tighter credit, we continue to expect a healthy level of strategic transactions in which a company buys another for longer-term business advantage. After a multiyear period in which the market has penalized higher-quality, faster-growing companies, it appears to have turned the corner. In our view, the trend toward the Loomis Sayles style of growth investing should be further supported by the fact that, unlike companies that have to borrow in a tight credit market, our holdings tend to have strong balance sheets and the potential to generate profits for future growth.

WHAT LED TO THE GOOD PERFORMANCE IN WELLINGTON MANAGEMENT'S PORTION OF THE FUND RELATIVE TO THE RUSSELL 3000 INDEX?

         Strong stock selection in the materials, information technology, and industrials sectors was the primary driver of performance. The Fund also benefited from an underweight position in the lagging financials sector. Offsetting these strong performance factors were holdings in the health care, consumer discretionary, and telecommunications sectors.

         The best-performing stock in the Wellington Management portion of the Fund was Brazilian metals and mining company Companhia Vale do Rio Doce ADR, which benefited from tight iron ore markets and the successful refinancing of debt associated with the acquisition of Inco. Other stocks that contributed positively to relative performance were technology infrastructure provider EMC Corp., industrials company Precision Castparts, and energy company GlobalSantaFe Corp.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         On the downside, Staples, Inc. moved lower due to concerns about weakening consumer spending, while another consumer discretionary company, Carter's Inc., declined on disappointing performance from its OshKosh brand. Among the holdings within health care that detracted from relative performance in the Wellington Management portion of the Fund were Sanofi-Aventis ADR, a large drug manufacturer, and Medco Health Solutions, Inc., a pharmacy benefits provider that was sold from the Wellington Management portion of the portfolio. The holding in Sprint Nextel Corp. detracted, along with an underweight in telecommunications in this portion of the Fund.

WHAT'S WELLINGTON MANAGEMENT'S POSITIONING MOVING INTO THE NEW REPORTING YEAR?

         The Wellington Management portion of the Fund is overweight in industrials and information technology. We more recently increased exposure to capital goods holdings, with emphasis on companies with broad geographic reach that are benefiting from rapid infrastructure growth outside of the United States. We added to technology hardware and semiconductor holdings, where we see continued strength in enterprise spending, among other positive factors. We remain underweight in financials, where softening credit quality, slow loan growth, and tight net interest margins create a headwind for banks. Finally, we are underweight in consumer staples, where rising input costs are likely to pressure volumes or limit opportunities for operating-margin expansion.

WHAT LED TO THE STRONG PERFORMANCE OF THE BHMS PORTION OF THE FUND COMPARED TO THE RUSSELL 3000 VALUE INDEX?

         There were three sectors where our positioning and/or stock selection added substantial value relative to the index: industrials, consumer discretionary, and financials.

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

         In industrials, the BHMS portion of the Fund benefited somewhat from a heavy overweight, but most of the outperformance came from stock selection. American Power Conversion Corp. was the biggest relative contributor in the sector.

         Stock selection also was the primary driver of the strong performance in the consumer discretionary sector, although an overweight stance also helped. The biggest individual contributor was Dollar General Corp.

         Finally, the Fund benefited from a substantial underweight in financials. Our view long has been that there were credit problems lurking, and that real estate investment trusts (REITs) and brokers were increasingly overvalued. This view, which detracted from performance in previous reporting periods, was clearly validated in the latter part of this one. One more stock worth mentioning is MasterCard, a name Russell classifies in the information technology sector that was the BHMS portion of the Fund's biggest relative contributor to performance during the reporting year.

         Energy was the biggest detractor compared to the Russell 3000 Value Index in the BHMS portion of the Fund, because it was hurt by a substantial underweight as well as poor stock selection. Materials was another underperforming sector; stock selection was decent, but this portion of the Fund was underweight in a sector that significantly outperformed the index.

WHAT'S YOUR OUTLOOK FOR THE REST OF 2007?

         After a long period of taking a sanguine view of risk, the market is re-evaluating this stance, largely due to the subprime fallout and the potential for further contagion. Many stocks were priced to perfection, so now we're going through a natural adjustment as the market returns to fundamentals. The good news is that we're still finding companies whose stocks have low price-to-earnings ratios, high yields, and good growth prospects in which the BHMS portion of the Fund may invest.

         AMERICAN POWER CONVERSION CORP. AND DOLLAR GENERAL CORP. WERE SOLD OUT OF THE FUND PRIOR TO JULY 31, 2007.

 . . . C O N T I N U E D
========================--------------------------------------------------------

PLEASE DESCRIBE THE UBS INVESTMENT PHILOSOPHY AND PROCESS.

         Our investment research focuses on identifying discrepancies between a security's intrinsic value and its observed market price. For each stock under our analysis, we discount to the present all future cash flows that we believe will accrue to an investor, incorporating our analyst team's considerations of company management, competitive advantage, and each company's core competencies. These value estimates are then compared to current market prices and ranked against other stocks in our valuation universe. The UBS portion of the Fund's portfolio is constructed by selecting from stocks that rank as attractive on a price-to-intrinsic-value basis.

PLEASE TELL US ABOUT A STOCK YOU OWN.

         The biggest holding in the UBS portion of the Fund is in Citigroup, Inc., which is among the most attractively valued globally diversified financial services companies. It has strong cash flow and growing earnings and has been penalized by the market because of its size, which we believe is unwarranted. It has little exposure to subprime mortgages and is not overexposed to trading, which could suffer if the subprime fallout grows. Additionally, as a huge international player, Citigroup will benefit if global merger and acquisition activity continues to be strong, which we expect given the level of cash on corporate balance sheets around the world.

         From all of the subadvisers, thank you for your investment in the Fund.

10

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA GROWTH & INCOME FUND (Ticker Symbol: USGRX)

OBJECTIVE
--------------------------------------------------------------------------------

         Capital growth and, secondarily, current income.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

         Invests primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income.

--------------------------------------------------------------------------------
                                          7/31/07                   7/31/06
--------------------------------------------------------------------------------
Net Assets                           $1,531.6 Million           $1,377.0 Million
Net Asset Value Per Share                 $19.26                     $18.14

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/07
--------------------------------------------------------------------------------

1 YEAR                               5 YEARS                            10 YEARS
18.46%                                11.59%                              5.28%

----------------
 EXPENSE RATIO*
----------------
     1.01%


         THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

         *THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2006, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS (ANA). THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

         TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                        CUMULATIVE PERFORMANCE COMPARISON

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     LIPPER MULTI-CAP             RUSSELL             USAA GROWTH &
                     CORE FUNDS INDEX           3000 INDEX             INCOME FUND
                     ----------------           ----------            -------------
 7/31/1997             $10,000.00               $10,000.00             $10,000.00
 8/31/1997               9,725.22                 9,594.41               9,697.61
 9/30/1997              10,259.99                10,138.45              10,114.02
10/31/1997               9,873.99                 9,797.90               9,722.30
11/30/1997              10,041.75                10,173.04              10,005.21
12/31/1997              10,181.78                10,376.82              10,130.66
 1/31/1998              10,238.75                10,430.60              10,031.07
 2/28/1998              10,969.81                11,176.75              10,750.34
 3/31/1998              11,484.51                11,730.68              11,307.59
 4/30/1998              11,608.97                11,846.02              11,385.27
 5/31/1998              11,290.38                11,553.69              11,102.30
 6/30/1998              11,607.21                11,944.36              11,121.88
 7/31/1998              11,370.46                11,727.48              10,499.06
 8/31/1998               9,600.35                 9,930.99               8,880.82
 9/30/1998              10,055.45                10,608.43               9,177.41
10/31/1998              10,741.59                11,413.67               9,914.20
11/30/1998              11,317.32                12,111.75              10,515.41
12/31/1998              12,084.73                12,881.56              10,784.98
 1/31/1999              12,485.59                13,319.17              11,080.78
 2/28/1999              12,004.61                12,847.39              10,796.81
 3/31/1999              12,383.65                13,318.80              11,284.64
 4/30/1999              12,888.83                13,919.98              12,096.61
 5/31/1999              12,744.82                13,655.42              11,942.51
 6/30/1999              13,369.50                14,345.51              12,515.06
 7/31/1999              13,075.10                13,910.53              12,129.16
 8/31/1999              12,847.21                13,752.35              11,808.56
 9/30/1999              12,526.94                13,400.86              11,391.77
10/31/1999              13,162.75                14,241.44              11,839.35
11/30/1999              13,586.49                14,640.01              11,888.40
12/31/1999              14,594.34                15,574.15              12,306.55
 1/31/2000              14,181.97                14,963.63              11,837.97
 2/29/2000              14,728.36                15,102.32              11,276.90
 3/31/2000              15,672.37                16,285.42              12,497.87
 4/30/2000              15,090.56                15,711.52              12,485.51
 5/31/2000              14,566.10                15,270.23              12,522.58
 6/30/2000              15,180.34                15,722.34              12,490.93
 7/31/2000              14,943.15                15,444.45              12,249.53
 8/31/2000              15,997.35                16,589.85              12,843.75
 9/30/2000              15,262.49                15,838.70              12,416.93
10/31/2000              15,090.05                15,613.18              12,694.68
11/30/2000              13,805.23                14,174.09              12,265.42
12/31/2000              14,107.36                14,412.28              12,674.97
 1/31/2001              14,594.35                14,905.31              12,991.37
 2/28/2001              13,280.54                13,543.44              12,402.87
 3/31/2001              12,492.83                12,660.60              11,876.59
 4/30/2001              13,504.88                13,675.92              12,738.96
 5/31/2001              13,618.67                13,785.76              12,777.00
 6/30/2001              13,384.32                13,531.56              12,444.37
 7/31/2001              13,115.21                13,308.55              12,507.89
 8/31/2001              12,372.14                12,522.86              11,751.95
 9/30/2001              11,103.89                11,418.03              10,803.10
10/31/2001              11,405.38                11,683.69              10,930.42
11/30/2001              12,301.06                12,583.60              11,758.00
12/31/2001              12,589.29                12,760.96              11,898.29
 1/31/2002              12,310.89                12,600.95              11,707.34
 2/28/2002              12,088.53                12,343.27              11,575.65
 3/31/2002              12,577.78                12,884.46              11,918.84
 4/30/2002              12,043.16                12,208.49              11,325.53
 5/31/2002              11,944.51                12,067.04              11,233.24
 6/30/2002              11,008.74                11,198.40              10,422.61
 7/31/2002              10,140.54                10,308.09               9,663.52
 8/31/2002              10,204.69                10,356.79               9,696.53
 9/30/2002               9,266.24                 9,268.60               8,725.95
10/31/2002               9,852.95                10,006.62               9,320.45
11/30/2002              10,452.95                10,612.14               9,987.61
12/31/2002               9,852.33                10,012.18               9,367.21
 1/31/2003               9,685.97                 9,767.19               9,089.71
 2/28/2003               9,518.74                 9,606.50               8,934.04
 3/31/2003               9,549.53                 9,707.52               8,983.91
 4/30/2003              10,292.21                10,500.22               9,647.88
 5/31/2003              10,988.22                11,134.05              10,237.32
 6/30/2003              11,152.28                11,284.31              10,433.06
 7/31/2003              11,367.75                11,543.17              10,683.89
 8/31/2003              11,717.31                11,798.97              10,914.38
 9/30/2003              11,561.45                11,670.87              10,756.45
10/31/2003              12,250.00                12,377.18              11,462.24
11/30/2003              12,441.26                12,547.66              11,631.90
12/31/2003              12,937.29                13,121.59              12,104.43
 1/31/2004              13,241.25                13,395.32              12,274.25
 2/29/2004              13,446.91                13,575.78              12,464.44
 3/31/2004              13,294.27                13,414.63              12,286.50
 4/30/2004              13,014.37                13,137.26              12,069.04
 5/31/2004              13,170.25                13,328.19              12,218.55
 6/30/2004              13,461.78                13,593.09              12,569.23
 7/31/2004              12,909.83                13,079.06              12,045.80
 8/31/2004              12,900.33                13,132.92              11,984.62
 9/30/2004              13,176.19                13,334.80              12,191.35
10/31/2004              13,374.98                13,553.82              12,293.40
11/30/2004              14,046.36                14,183.88              12,912.49
12/31/2004              14,540.26                14,689.27              13,391.63
 1/31/2005              14,209.47                14,298.03              13,100.98
 2/28/2005              14,496.76                14,612.78              13,340.76
 3/31/2005              14,268.83                14,365.61              13,127.31
 4/30/2005              13,880.42                14,053.50              12,850.94
 5/31/2005              14,448.79                14,586.00              13,323.67
 6/30/2005              14,607.88                14,687.90              13,387.57
 7/31/2005              15,227.09                15,290.47              13,948.11
 8/31/2005              15,157.76                15,144.71              13,933.55
 9/30/2005              15,293.92                15,277.21              14,025.41
10/31/2005              14,977.70                14,991.08              13,690.26
11/30/2005              15,554.14                15,574.24              14,280.42
12/31/2005              15,735.68                15,588.21              14,314.81
 1/31/2006              16,320.13                16,109.03              14,811.10
 2/28/2006              16,255.25                16,137.67              14,710.29
 3/31/2006              16,617.54                16,416.62              14,845.90
 4/30/2006              16,823.41                16,594.73              15,040.02
 5/31/2006              16,240.64                16,063.43              14,317.91
 6/30/2006              16,192.78                16,091.85              14,343.74
 7/31/2006              15,998.73                16,076.78              14,118.04
 8/31/2006              16,377.37                16,470.06              14,250.35
 9/30/2006              16,729.04                16,838.75              14,718.08
10/31/2006              17,351.38                17,444.90              15,178.02
11/30/2006              17,762.32                17,824.47              15,606.78
12/31/2006              17,960.96                18,037.93              15,682.24
 1/31/2007              18,352.44                18,381.27              16,142.46
 2/28/2007              18,110.54                18,079.74              15,864.59
 3/31/2007              18,301.45                18,267.92              16,133.78
 4/30/2007              19,013.20                18,997.67              16,663.46
 5/31/2007              19,725.05                19,689.99              17,471.02
 6/30/2007              19,554.25                19,321.23              17,297.35
 7/31/2007              18,928.64                18,662.32              16,724.26

                                   [END CHART]

         DATA FROM 7/31/97 THROUGH 7/31/07.

         The  graph  illustrates  the  comparison  of  a  $10,000   hypothetical
         investment   in  the  USAA  Growth  &  Income  Fund  to  the  following benchmarks:

         o The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category.

         o The unmanaged Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

12

 P O R T F O L I O
==================--------------------------------------------------------------
                   HIGHLIGHTS

-------------------------------------------------------
               TOP 10 EQUITY HOLDINGS
                 (% of Net Assets)
-------------------------------------------------------

Citigroup, Inc.                                    2.2%

General Electric Co.                               1.5%

Wells Fargo & Co.                                  1.5%

Morgan Stanley                                     1.4%

Microsoft Corp.                                    1.3%

Exelon Corp.                                       1.2%

Illinois Tool Works, Inc.                          1.2%

Intel Corp.                                        1.1%

Wyeth                                              1.1%

Google, Inc. "A"                                   1.0%
-------------------------------------------------------

           YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 16-30.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                   SECTOR ASSET ALLOCATION
                           7/31/2007

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

Financials                                              19.0%
Information Technology                                  15.4%
Health Care                                             14.3%
Industrials                                             14.0%
Consumer Discretionary                                  12.6%
Energy                                                   8.0%
Utilities                                                5.0%
Consumer Staples                                         4.5%
Telecommunication Services                               2.8%
Materials                                                2.1%
Exchange-Traded Funds**                                  0.3%
Short-Term Investments*                                  8.2%

                          [END CHART]

          *INCLUDES  MONEY  MARKET   INSTRUMENTS   AND  SHORT-TERM   INVESTMENTS
           PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED.

         **EXCHANGE-TRADED FUNDS (ETFs) ARE BASKETS OF SECURITIES AND ARE
           TRADED, LIKE INDIVIDUAL STOCKS, ON AN EXCHANGE. THESE PARTICULAR ETFs REPRESENT MULTIPLE SECTORS.

           PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

14

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA GROWTH & INCOME FUND

         The following federal tax information related to the Fund's fiscal year ended July 31, 2007, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2008.

         25.83% of ordinary income distributions qualify for the dividends received deductions eligible to corporations.

         For the fiscal year ended July 31, 2007, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gains rates.

         Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $145,129,000 as long-term capital gains for the fiscal year ended July 31, 2007.

         For the fiscal year ended July 31, 2007,  certain dividends paid by the
         Fund  qualify  as  interest-related   dividends.  The  Fund  designates
         $499,000 as qualifying interest income.

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
=======================---------------------------------------------------------
                        Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH & INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth & Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth & Income Fund at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 17, 2007

16

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.0%)

              COMMON STOCKS (97.7%)

              CONSUMER DISCRETIONARY (12.6%)
              ------------------------------
              ADVERTISING (0.5%)
    139,400   Omnicom Group, Inc.                                                $    7,231
                                                                                 ----------
              APPAREL & ACCESSORIES & LUXURY GOODS (0.9%)
     98,400   Carter's, Inc.*                                                         2,083
    152,186   Coach, Inc.*                                                            6,918
     85,000   Hanesbrands, Inc.*                                                      2,636
     32,575   Polo Ralph Lauren Corp.                                                 2,911
                                                                                 ----------
                                                                                     14,548
                                                                                 ----------
              APPAREL RETAIL (0.9%)
     56,400   American Eagle Outfitters, Inc.                                         1,368
    155,300   Chico's FAS, Inc.*                                                      3,007
     86,756   Guess?, Inc.                                                            4,120
     61,412   J. Crew Group, Inc.*(a)                                                 3,089
     46,450   Jos. A. Bank Clothiers, Inc.*(a)                                        1,602
                                                                                 ----------
                                                                                     13,186
                                                                                 ----------
              AUTO PARTS & EQUIPMENT (1.3%)
     91,200   BorgWarner, Inc.                                                        7,884
    109,200   Johnson Controls, Inc.                                                 12,356
                                                                                 ----------
                                                                                     20,240
                                                                                 ----------
              AUTOMOTIVE RETAIL (0.3%)
     83,300   Advance Auto Parts, Inc.                                                2,897
     63,200   O'Reilly Automotive, Inc.*                                              2,105
                                                                                 ----------
                                                                                      5,002
                                                                                 ----------
              BROADCASTING & CABLE TV (0.2%)
    109,270   CBS Corp. "B"                                                           3,466
                                                                                 ----------
              DEPARTMENT STORES (0.3%)
     24,345   Kohl's Corp.*                                                           1,480
    171,926   Saks, Inc.(a)                                                           3,183
                                                                                 ----------
                                                                                      4,663
                                                                                 ----------
              DISTRIBUTORS (0.1%)
     40,500   Genuine Parts Co.                                                       1,927
                                                                                 ----------
              FOOTWEAR (0.3%)
     78,151   Crocs, Inc.*                                                            4,636
                                                                                 ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              GENERAL MERCHANDISE STORES (0.5%)
     81,500   Family Dollar Stores, Inc.                                         $    2,414
     78,800   Target Corp.                                                            4,773
                                                                                 ----------
                                                                                      7,187
                                                                                 ----------
              HOME IMPROVEMENT RETAIL (0.8%)
    267,700   Home Depot, Inc.                                                        9,950
     36,100   Sherwin-Williams Co.                                                    2,516
                                                                                 ----------
                                                                                     12,466
                                                                                 ----------
              HOTELS, RESORTS, & CRUISE LINES (1.1%)
    295,400   Carnival Corp.                                                         13,089
     83,100   Royal Caribbean Cruises Ltd.                                            3,202
                                                                                 ----------
                                                                                     16,291
                                                                                 ----------
              HOUSEHOLD APPLIANCES (0.6%)
    142,600   Stanley Works                                                           7,890
     16,500   Whirlpool Corp.                                                         1,685
                                                                                 ----------
                                                                                      9,575
                                                                                 ----------
              HOUSEWARES & SPECIALTIES (0.4%)
     69,400   Fortune Brands, Inc.                                                    5,642
                                                                                 ----------
              INTERNET RETAIL (1.0%)
    152,309   Amazon.com, Inc.*                                                      11,963
     46,100   Priceline.com, Inc.*(a)                                                 2,941
                                                                                 ----------
                                                                                     14,904
                                                                                 ----------
              MOTORCYCLE MANUFACTURERS (0.2%)
     61,000   Harley-Davidson, Inc.                                                   3,496
                                                                                 ----------
              MOVIES & ENTERTAINMENT (1.3%)
     87,800   Dreamworks Animation SKG, Inc. "A"*                                     2,722
    282,900   News Corp. "A"                                                          5,975
     55,655   Time Warner, Inc.                                                       1,072
    180,300   Viacom, Inc. "B"*                                                       6,905
    106,888   Walt Disney Co.                                                         3,527
                                                                                 ----------
                                                                                     20,201
                                                                                 ----------
              PUBLISHING (0.7%)
     36,900   Gannett Co., Inc.                                                       1,841
     61,000   McGraw-Hill Companies, Inc.                                             3,691
     81,000   R.H. Donnelley Corp.*                                                   5,065
                                                                                 ----------
                                                                                     10,597
                                                                                 ----------

18

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              RESTAURANTS (0.5%)
     57,416   Chipotle Mexican Grill, Inc. "A"*(a)                               $    5,072
     83,300   RARE Hospitality International, Inc.*                                   2,229
                                                                                 ----------
                                                                                      7,301
                                                                                 ----------
              SPECIALIZED CONSUMER SERVICES (0.3%)
    165,215   H&R Block, Inc.                                                         3,296
     48,500   Steiner Leisure Ltd.*                                                   2,030
                                                                                 ----------
                                                                                      5,326
                                                                                 ----------
              SPECIALTY STORES (0.4%)
     51,600   Office Depot, Inc.*(a)                                                  1,288
    188,360   Staples, Inc.(a)                                                        4,336
                                                                                 ----------
                                                                                      5,624
                                                                                 ----------
              Total Consumer Discretionary                                          193,509
                                                                                 ----------
              CONSUMER STAPLES (4.5%)
              -----------------------
              BREWERS (0.3%)
     86,500   Anheuser-Busch Companies, Inc.                                          4,219
                                                                                 ----------
              DISTILLERS & VINTNERS (0.3%)
    209,400   Constellation Brands, Inc. "A"*                                         4,592
                                                                                 ----------
              DRUG RETAIL (0.2%)
     90,034   CVS Corp.                                                               3,168
                                                                                 ----------
              FOOD DISTRIBUTORS (0.5%)
    229,300   Sysco Corp.                                                             7,310
                                                                                 ----------
              HOUSEHOLD PRODUCTS (0.1%)
     30,250   Procter & Gamble Co.                                                    1,871
                                                                                 ----------
              HYPERMARKETS & SUPER CENTERS (0.7%)
    152,900   Costco Wholesale Corp.                                                  9,143
     34,380   Wal-Mart Stores, Inc.                                                   1,580
                                                                                 ----------
                                                                                     10,723
                                                                                 ----------
              PACKAGED FOODS & MEAT (0.4%)
     76,683   Kraft Foods, Inc. "A"                                                   2,512
     67,215   Wm. Wrigley Jr. Co.                                                     3,877
                                                                                 ----------
                                                                                      6,389
                                                                                 ----------
              SOFT DRINKS (0.2%)
     35,335   PepsiCo, Inc.                                                           2,319
                                                                                 ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              TOBACCO (1.8%)
    135,500   Altria Group, Inc.                                                 $    9,007
     77,700   Imperial Tobacco Group plc ADR                                          6,811
     55,700   Loews Corp. - Carolina Group                                            4,221
     58,800   Reynolds American, Inc.                                                 3,597
     87,300   UST, Inc.                                                               4,675
                                                                                 ----------
                                                                                     28,311
                                                                                 ----------
              Total Consumer Staples                                                 68,902
                                                                                 ----------
              ENERGY (8.0%)
              -------------
              COAL & CONSUMABLE FUELS (0.2%)
     57,200   Peabody Energy Corp.                                                    2,417
                                                                                 ----------
              INTEGRATED OIL & GAS (3.1%)
     26,600   BP plc ADR                                                              1,846
     72,600   Chevron Corp.                                                           6,190
    130,625   ConocoPhillips                                                         10,560
    128,125   Exxon Mobil Corp.                                                      10,907
    106,211   Marathon Oil Corp.                                                      5,863
     85,200   Murphy Oil Corp.(a)                                                     5,286
    113,200   Occidental Petroleum Corp.                                              6,420
                                                                                 ----------
                                                                                     47,072
                                                                                 ----------
              OIL & GAS DRILLING (1.6%)
     21,900   Atwood Oceanics, Inc.*                                                  1,502
     89,600   ENSCO International, Inc.                                               5,472
    179,830   GlobalSantaFe Corp.                                                    12,896
     42,500   Hercules Offshore, Inc.*(a)                                             1,276
     25,800   Noble Corp.                                                             2,643
                                                                                 ----------
                                                                                     23,789
                                                                                 ----------
              OIL & GAS EQUIPMENT & SERVICES (1.2%)
     19,200   Cameron International Corp.*                                            1,498
     82,500   Complete Production Services, Inc.*                                     1,913
    246,410   Halliburton Co.                                                         8,876
     51,818   National-Oilwell Varco, Inc.*                                           6,224
                                                                                 ----------
                                                                                     18,511
                                                                                 ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.5%)
     37,565   Apache Corp.                                                            3,037
     96,920   EOG Resources, Inc.                                                     6,794
     69,900   Noble Energy, Inc.                                                      4,273

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
     92,616   Southwestern Energy Co.*                                           $    3,763
     49,000   Woodside Petroleum Ltd. ADR(a)                                          1,824
     69,223   XTO Energy, Inc.                                                        3,775
                                                                                 ----------
                                                                                     23,466
                                                                                 ----------
              OIL & GAS REFINING & MARKETING (0.1%)
     21,600   Sunoco, Inc.                                                            1,441
                                                                                 ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.3%)
    219,000   El Paso Corp.                                                           3,646
     51,245   Williams Companies, Inc.                                                1,653
                                                                                 ----------
                                                                                      5,299
                                                                                 ----------
              Total Energy                                                          121,995
                                                                                 ----------
              FINANCIALS (19.0%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (2.9%)
     50,878   Affiliated Managers Group, Inc.*(a)                                     5,749
    309,100   Bank of New York Mellon Corp.                                          13,152
     77,400   Blackstone Group LP*                                                    1,859
     70,407   Eaton Vance Corp.                                                       2,947
     52,156   Franklin Resources, Inc.                                                6,643
     85,600   Invesco plc ADR                                                         2,156
     96,900   State Street Corp.                                                      6,495
     93,853   T. Rowe Price Group, Inc.                                               4,893
                                                                                 ----------
                                                                                     43,894
                                                                                 ----------
              CONSUMER FINANCE (0.9%)
     42,300   American Express Co.                                                    2,476
     44,300   Capital One Financial Corp.                                             3,135
    134,700   Discover Financial Services*                                            3,105
     97,700   SLM Corp.                                                               4,804
                                                                                 ----------
                                                                                     13,520
                                                                                 ----------
              DIVERSIFIED BANKS (1.5%)
    661,000   Wells Fargo & Co.                                                      22,322
                                                                                 ----------
              DIVERSIFIED CAPITAL MARKETS (0.1%)
     37,785   UBS AG                                                                  2,081
                                                                                 ----------
              INSURANCE BROKERS (0.2%)
     91,000   Willis Group Holdings Ltd.                                              3,694
                                                                                 ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              INVESTMENT BANKING & BROKERAGE (1.8%)
     18,400   Bear Stearns Companies, Inc.                                       $    2,231
     74,300   E*TRADE Financial Corp.*                                                1,376
     29,625   Merrill Lynch & Co., Inc.                                               2,198
    330,764   Morgan Stanley                                                         21,126
                                                                                 ----------
                                                                                     26,931
                                                                                 ----------
              LIFE & HEALTH INSURANCE (0.5%)
     74,700   AFLAC, Inc.                                                             3,893
     34,605   Prudential Financial, Inc.                                              3,067
                                                                                 ----------
                                                                                      6,960
                                                                                 ----------
              MULTI-LINE INSURANCE (1.0%)
    105,200   American International Group, Inc.                                      6,752
     99,200   Hartford Financial Services Group, Inc.                                 9,113
                                                                                 ----------
                                                                                     15,865
                                                                                 ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (3.8%)
    148,673   Bank of America Corp.                                                   7,050
    731,014   Citigroup, Inc.                                                        34,043
    274,300   JPMorgan Chase & Co.                                                   12,072
     38,335   Nymex Holdings, Inc.(a)                                                 4,773
                                                                                 ----------
                                                                                     57,938
                                                                                 ----------
              PROPERTY & CASUALTY INSURANCE (1.4%)
     49,565   ACE Ltd.                                                                2,861
    164,400   Allstate Corp.                                                          8,738
     83,800   Axis Capital Holdings Ltd.                                              3,088
     22,800   MBIA, Inc.                                                              1,279
     87,100   W.R. Berkley Corp.                                                      2,562
     39,800   XL Capital Ltd. "A"(a)                                                  3,099
                                                                                 ----------
                                                                                     21,627
                                                                                 ----------
              REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
     91,022   CB Richard Ellis Group, Inc. "A"*                                       3,178
     55,671   Jones Lang LaSalle, Inc.                                                6,112
                                                                                 ----------
                                                                                      9,290
                                                                                 ----------
              REGIONAL BANKS (1.7%)
     39,000   City National Corp.                                                     2,761
    246,100   Fifth Third Bancorp                                                     9,079
    182,950   PNC Financial Services Group, Inc.(a)                                  12,193
    114,800   South Financial Group, Inc.(a)                                          2,475
                                                                                 ----------
                                                                                     26,508
                                                                                 ----------

22

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              REINSURANCE (0.1%)
     57,300   Endurance Specialty Holdings Ltd.                                  $    2,143
                                                                                 ----------
              REITs - INDUSTRIAL (0.2%)
     78,100   First Industrial Realty Trust, Inc.                                     3,023
                                                                                 ----------
              REITs - MORTGAGE (0.2%)
    255,800   Annaly Capital Management, Inc.                                         3,696
                                                                                 ----------
              REITs - OFFICE (0.1%)
    201,600   American Financial Realty Trust                                         1,768
                                                                                 ----------
              REITs - RETAIL (0.0%)
      8,200   Simon Property Group, Inc.                                                710
                                                                                 ----------
              SPECIALIZED FINANCE (1.0%)
     11,769   CME Group, Inc.                                                         6,502
     32,420   InterContinental Exchange, Inc.*(a)                                     4,900
     62,630   Moody's Corp.(a)                                                        3,369
                                                                                 ----------
                                                                                     14,771
                                                                                 ----------
              THRIFTS & MORTGAGE FINANCE (1.0%)
    103,800   Freddie Mac(b)                                                          5,945
     30,200   MGIC Investment Corp.(a)                                                1,168
    101,500   New York Community Bancorp, Inc.(a)                                     1,647
    200,860   People's Bank                                                           3,238
     41,900   Radian Group, Inc.                                                      1,412
     42,100   Washington Mutual, Inc.(a)                                              1,580
                                                                                 ----------
                                                                                     14,990
                                                                                 ----------
              Total Financials                                                      291,731
                                                                                 ----------
              HEALTH CARE (14.3%)
              -------------------
              BIOTECHNOLOGY (2.3%)
     55,300   Amgen, Inc.*                                                            2,972
     67,676   Celgene Corp.*(a)                                                       4,099
    105,664   Cephalon, Inc.*                                                         7,940
     17,050   Genentech, Inc.*                                                        1,268
    176,440   Genzyme Corp.*                                                         11,128
    118,756   Gilead Sciences, Inc.*                                                  4,421
    281,000   Millennium Pharmaceuticals, Inc.*                                       2,835
                                                                                 ----------
                                                                                     34,663
                                                                                 ----------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              HEALTH CARE DISTRIBUTORS (0.2%)
     51,100   Cardinal Health, Inc.                                              $    3,359
                                                                                 ----------
              HEALTH CARE EQUIPMENT (1.5%)
     80,100   Baxter International, Inc.(a)                                           4,213
     64,300   Hillenbrand Industries, Inc.                                            4,053
     59,500   Hospira, Inc.*                                                          2,301
    182,195   Medtronic, Inc.                                                         9,232
     65,162   Stryker Corp.                                                           4,068
                                                                                 ----------
                                                                                     23,867
                                                                                 ----------
              HEALTH CARE FACILITIES (0.1%)
     94,800   Service Corp. International                                             1,149
                                                                                 ----------
              HEALTH CARE SERVICES (1.3%)
     45,733   Amedisys, Inc.*                                                         1,731
     20,300   Express Scripts, Inc.*                                                  1,017
    145,315   Medco Health Solutions, Inc.*(a)                                       11,810
     73,000   Omnicare, Inc.(a)                                                       2,421
     47,200   Quest Diagnostics, Inc.(a)                                              2,618
                                                                                 ----------
                                                                                     19,597
                                                                                 ----------
              LIFE SCIENCES TOOLS & SERVICES (0.9%)
     32,800   Invitrogen Corp.*                                                       2,355
     39,800   Pharmaceutical Product Development, Inc.                                1,333
     86,024   Thermo Fisher Scientific, Inc.*                                         4,491
     91,184   Waters Corp.*                                                           5,313
                                                                                 ----------
                                                                                     13,492
                                                                                 ----------
              MANAGED HEALTH CARE (2.0%)
    142,600   Coventry Health Care, Inc.*(a)                                          7,959
     65,000   Health Net, Inc.*                                                       3,220
    217,600   UnitedHealth Group, Inc.                                               10,538
    113,718   WellPoint, Inc.*                                                        8,542
                                                                                 ----------
                                                                                     30,259
                                                                                 ----------
              PHARMACEUTICALS (6.0%)
     27,100   Abbott Laboratories                                                     1,374
    230,400   Allergan, Inc.                                                         13,393
     52,700   Barr Pharmaceuticals, Inc.*                                             2,699
    525,622   Bristol-Myers Squibb Co.                                               14,933
     40,515   Daiichi Sankyo Co., Ltd.                                                1,132
     98,525   Eli Lilly and Co.(a)                                                    5,329
    122,800   Johnson & Johnson                                                       7,430

24

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
    298,102   Merck & Co., Inc.(a)                                               $   14,801
    206,600   Pfizer, Inc.                                                            4,857
     27,595   Sanofi-Aventis ADR                                                      1,152
    223,443   Schering-Plough Corp.                                                   6,377
    110,100   Valeant Pharmaceuticals International                                   1,728
    352,000   Wyeth                                                                  17,079
                                                                                 ----------
                                                                                     92,284
                                                                                 ----------
              Total Health Care                                                     218,670
                                                                                 ----------
              INDUSTRIALS (14.0%)
              -------------------
              AEROSPACE & DEFENSE (2.7%)
     22,525   Boeing Co.                                                              2,330
     26,755   General Dynamics Corp.                                                  2,102
     56,900   Goodrich Corp.                                                          3,579
    136,067   Honeywell International, Inc.                                           7,825
     69,800   L-3 Communications Holdings, Inc.                                       6,810
     31,800   Northrop Grumman Corp.                                                  2,420
     74,252   Precision Castparts Corp.                                              10,177
     57,212   Rockwell Collins, Inc.                                                  3,930
     29,500   United Technologies Corp.                                               2,153
                                                                                 ----------
                                                                                     41,326
                                                                                 ----------
              AIR FREIGHT & LOGISTICS (0.9%)
     94,900   FedEx Corp.                                                            10,509
     76,400   Hub Group, Inc. "A"*                                                    2,599
                                                                                 ----------
                                                                                     13,108
                                                                                 ----------
              BUILDING PRODUCTS (0.7%)
    399,300   Masco Corp.                                                            10,865
                                                                                 ----------
              COMMERCIAL PRINTING (0.2%)
     95,200   Idearc, Inc.                                                            3,304
                                                                                 ----------
              CONSTRUCTION & ENGINEERING (0.7%)
     12,420   Fluor Corp.                                                             1,435
     38,628   Foster Wheeler Ltd.*                                                    4,341
     55,087   Jacobs Engineering Group, Inc.*                                         3,395
     37,500   Quanta Services, Inc.*                                                  1,066
                                                                                 ----------
                                                                                     10,237
                                                                                 ----------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (2.3%)
     44,574   Bucyrus International, Inc. "A"                                         2,833
     41,360   Caterpillar, Inc.                                                       3,259

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
     31,474   Cummins, Inc.                                                      $    3,736
     32,053   Deere & Co.                                                             3,860
     28,500   Joy Global, Inc.                                                        1,410
     39,625   Manitowoc Co., Inc.                                                     3,078
     45,900   Oshkosh Truck Corp.                                                     2,628
     95,059   PACCAR, Inc.                                                            7,778
     71,262   Terex Corp.*                                                            6,146
                                                                                 ----------
                                                                                     34,728
                                                                                 ----------
              DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES (0.3%)
     40,758   Dun & Bradstreet Corp.                                                  3,985
                                                                                 ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
     68,300   Emerson Electric Co.                                                    3,215
     80,500   Thomas & Betts Corp.*                                                   4,975
                                                                                 ----------
                                                                                      8,190
                                                                                 ----------
              HUMAN RESOURCES & EMPLOYMENT SERVICES (0.1%)
     28,000   Manpower, Inc.                                                          2,213
                                                                                 ----------
              INDUSTRIAL CONGLOMERATES (2.1%)
     25,100   3M Co.                                                                  2,232
    579,910   General Electric Co.                                                   22,477
     50,799   McDermott International, Inc.*                                          4,213
     36,282   Textron, Inc.                                                           4,096
                                                                                 ----------
                                                                                     33,018
                                                                                 ----------
              INDUSTRIAL MACHINERY (2.1%)
     63,600   Briggs & Stratton Corp.(a)                                              1,804
     49,980   Danaher Corp.                                                           3,733
     80,240   Dover Corp.                                                             4,092
     66,800   Graco, Inc.                                                             2,741
    331,200   Illinois Tool Works, Inc.                                              18,233
     17,500   ITT Corp.                                                               1,100
                                                                                 ----------
                                                                                     31,703
                                                                                 ----------
              OFFICE SERVICES & SUPPLIES (0.2%)
     70,800   Herman Miller, Inc.                                                     2,162
     21,300   Pitney Bowes, Inc.                                                        982
                                                                                 ----------
                                                                                      3,144
                                                                                 ----------
              RAILROADS (1.0%)
    190,000   Burlington Northern Santa Fe Corp.                                     15,607
                                                                                 ----------

26

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==================--------------------------------------------------------------
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                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              TRUCKING (0.2%)
     57,400   Ryder System, Inc.                                                 $    3,121
                                                                                 ----------
              Total Industrials                                                     214,549
                                                                                 ----------
              INFORMATION TECHNOLOGY (15.4%)
              ------------------------------
              APPLICATION SOFTWARE (1.4%)
    122,100   Adobe Systems, Inc.*                                                    4,919
    107,734   Autodesk, Inc.*                                                         4,565
    301,700   BEA Systems, Inc.*                                                      3,735
    142,100   Citrix Systems, Inc.*                                                   5,140
    127,900   Intuit, Inc.*                                                           3,663
                                                                                 ----------
                                                                                     22,022
                                                                                 ----------
              COMMUNICATIONS EQUIPMENT (2.3%)
     85,864   CIENA Corp.*                                                            3,137
    337,507   Cisco Systems, Inc.*                                                    9,757
     56,215   Commscope, Inc.*                                                        3,060
    120,105   Corning, Inc.*                                                          2,863
     49,910   F5 Networks, Inc.*                                                      4,327
    124,600   Foundry Networks, Inc.*                                                 2,192
    135,700   Nokia Corp. ADR                                                         3,886
     55,058   QUALCOMM, Inc.                                                          2,293
     18,848   Research In Motion Ltd.*                                                4,034
                                                                                 ----------
                                                                                     35,549
                                                                                 ----------
              COMPUTER HARDWARE (1.6%)
     85,658   Apple, Inc.*                                                           11,286
    226,900   Dell, Inc.*                                                             6,346
    138,616   Hewlett-Packard Co.                                                     6,381
                                                                                 ----------
                                                                                     24,013
                                                                                 ----------
              COMPUTER STORAGE & PERIPHERALS (0.7%)
    515,587   EMC Corp.*(a)                                                           9,544
    113,100   QLogic Corp.*                                                           1,503
                                                                                 ----------
                                                                                     11,047
                                                                                 ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.9%)
     35,295   Automatic Data Processing, Inc.                                         1,638
     30,000   DST Systems, Inc.*                                                      2,276
     62,156   Fidelity National Information Services, Inc.                            3,085
     42,226   MasterCard, Inc. "A"(a)                                                 6,790
                                                                                 ----------
                                                                                     13,789
                                                                                 ----------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              ELECTRONIC EQUIPMENT MANUFACTURERS (0.4%)
    177,647   Amphenol Corp. "A"                                                 $    6,086
                                                                                 ----------
              ELECTRONIC MANUFACTURING SERVICES (0.2%)
    119,500   Benchmark Electronics, Inc.*                                            2,653
                                                                                 ----------
              INTERNET SOFTWARE & SERVICES (1.7%)
    125,266   eBay, Inc.*                                                             4,059
     31,383   Google, Inc. "A"*                                                      16,005
    236,400   Yahoo!, Inc.*                                                           5,496
                                                                                 ----------
                                                                                     25,560
                                                                                 ----------
              IT CONSULTING & OTHER SERVICES (0.3%)
     79,720   Accenture Ltd. "A"                                                      3,359
     22,500   Perot Systems Corp. "A"*                                                  342
                                                                                 ----------
                                                                                      3,701
                                                                                 ----------
              SEMICONDUCTOR EQUIPMENT (0.5%)
     47,300   Applied Materials, Inc.                                                 1,043
     73,985   Lam Research Corp.*                                                     4,279
     23,200   MEMC Electronic Materials, Inc.*                                        1,423
     27,625   Varian Semiconductor Equipment Associates, Inc.*                        1,298
                                                                                 ----------
                                                                                      8,043
                                                                                 ----------
              SEMICONDUCTORS (3.3%)
    148,915   Altera Corp.                                                            3,455
    298,000   Analog Devices, Inc.                                                   10,564
    689,700   Intel Corp.                                                            16,291
    135,800   Linear Technology Corp.                                                 4,841
    119,675   Maxim Integrated Products, Inc.                                         3,794
    117,005   NVIDIA Corp.*                                                           5,354
     26,200   Texas Instruments, Inc.                                                   922
    236,900   Xilinx, Inc.                                                            5,922
                                                                                 ----------
                                                                                     51,143
                                                                                 ----------
              SYSTEMS SOFTWARE (2.0%)
    665,325   Microsoft Corp.                                                        19,288
    161,758   Oracle Corp.*(a)                                                        3,093
    432,000   Symantec Corp.*                                                         8,294
                                                                                 ----------
                                                                                     30,675
                                                                                 ----------
              TECHNOLOGY DISTRIBUTORS (0.1%)
     57,000   Tech Data Corp.*                                                        2,136
                                                                                 ----------
              Total Information Technology                                          236,417
                                                                                 ----------

28

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              MATERIALS (2.1%)
              ----------------
              DIVERSIFIED CHEMICALS (0.3%)
     82,600   E.I. du Pont de Nemours & Co.                                      $    3,860
                                                                                 ----------
              DIVERSIFIED METALS & MINING (1.1%)
    118,840   Companhia Vale do Rio Doce ADR                                          5,824
    121,555   Freeport-McMoRan Copper & Gold, Inc. "B"                               11,424
                                                                                 ----------
                                                                                     17,248
                                                                                 ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.5%)
     71,749   Monsanto Co.                                                            4,624
     91,061   Mosaic Co.*                                                             3,420
                                                                                 ----------
                                                                                      8,044
                                                                                 ----------
              STEEL (0.2%)
     29,913   Allegheny Technologies, Inc.                                            3,139
                                                                                 ----------
              Total Materials                                                        32,291
                                                                                 ----------
              TELECOMMUNICATION SERVICES (2.8%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.5%)
    400,845   AT&T, Inc.                                                             15,697
    160,800   Verizon Communications, Inc.                                            6,854
                                                                                 ----------
                                                                                     22,551
                                                                                 ----------
              WIRELESS TELECOMMUNICATION SERVICES (1.3%)
     44,147   Leap Wireless International, Inc.*                                      3,903
     38,912   NII Holdings, Inc.*                                                     3,269
    632,800   Sprint Nextel Corp.                                                    12,991
                                                                                 ----------
                                                                                     20,163
                                                                                 ----------
              Total Telecommunication Services                                       42,714
                                                                                 ----------
              UTILITIES (5.0%)
              ----------------
              ELECTRIC UTILITIES (2.8%)
    293,905   American Electric Power Co., Inc.                                      12,782
     53,300   Entergy Corp.                                                           5,328
    263,800   Exelon Corp.                                                           18,506
     15,100   FirstEnergy Corp.                                                         917
     96,400   Pepco Holdings, Inc.                                                    2,609
     66,700   Pinnacle West Capital Corp.(a)                                          2,500
                                                                                 ----------
                                                                                     42,642
                                                                                 ----------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                                                                                     MARKET
     NUMBER                                                                           VALUE
  OF SHARES   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
              GAS UTILITIES (0.2%)
    110,050   Spectra Energy Corp.                                               $    2,803
                                                                                 ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
     89,588   NRG Energy, Inc.*(a)                                                    3,454
                                                                                 ----------
              MULTI-UTILITIES (1.8%)
    138,700   CenterPoint Energy, Inc.                                                2,286
     69,820   Dominion Resources, Inc.                                                5,880
    141,900   Duke Energy Corp.                                                       2,416
    161,800   MDU Resources Group, Inc.                                               4,411
    147,100   NiSource, Inc.(a)                                                       2,805
    117,000   Sempra Energy                                                           6,168
    155,700   Xcel Energy, Inc.                                                       3,161
                                                                                 ----------
                                                                                     27,127
                                                                                 ----------
              Total Utilities                                                        76,026
                                                                                 ----------
              Total Common Stocks (cost: $1,387,278)                              1,496,804
                                                                                 ----------
              EXCHANGE-TRADED FUNDS (0.3%)
     29,800   MidCap SPDR Trust Series 1(a) (cost: $3,927)                            4,628
                                                                                 ----------
              Total Equity Securities (cost: $1,391,205)                          1,501,432
                                                                                 ----------
              MONEY MARKET INSTRUMENTS (2.6%)

              MONEY MARKET FUNDS (2.6%)
 39,710,642   SSgA Prime Money Market Fund, 5.17%(c) (cost: $39,711)                 39,711
                                                                                 ----------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (5.6%)

              MONEY MARKET FUNDS (0.0%)
    407,476   AIM Short-Term Investment Co. Liquid Assets Portfolio, 5.27%(c)           407
                                                                                 ----------

  PRINCIPAL
     AMOUNT
      (000)
-----------
              REPURCHASE AGREEMENTS (5.6%)
    $44,000   Credit Suisse First Boston LLC, 5.28%, acquired on 7/31/2007 and due 8/01/2007 at $44,000 (collateralized by $46,045 of
                 Freddie Mac Discount Notes(b), 5.20%(d), due 1/28/2008;
                 market value $44,885)                                               44,000

30

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

  PRINCIPAL                                                                          MARKET
     AMOUNT                                                                           VALUE
      (000)   SECURITY                                                                (000)
-------------------------------------------------------------------------------------------
    $39,000   Deutsche Bank Securities, Inc., 5.28%, acquired on 7/31/2007 and due 8/01/2007 at $39,000 (collateralized by $15,000 of
                 Freddie Mac Notes(b), 5.63%, due 10/25/2011; $21,875 of
                 Federal Home Loan Bank Bonds(b), 5.13%, due 2/26/2008; and
                 $2,267 of Fannie Mae Notes(b), 6.00%, due 3/08/2022; combined
                 market value of $39,780)                                        $   39,000
      2,000   Merrill Lynch Government Securities, Inc., 5.23%, acquired on
                 7/31/2007 and due 8/01/2007 at $2,000 (collateralized by
                 $2,005 in cash)                                                      2,000
                                                                                 ----------
              Total Repurchase Agreements                                            85,000
                                                                                 ----------
              Total Short-Term Investments Purchased With Cash
                 Collateral From Securities Loaned (cost: $85,407)                   85,407
                                                                                 ----------

              TOTAL INVESTMENTS (COST: $1,516,323)                               $1,626,550
                                                                                 ==========

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==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA GROWTH & INCOME FUND
JULY 31, 2007

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

         ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         SPDR - Standard & Poor's depositary receipt, or "Spider," is an exchange-traded fund based on either the S&P 500 Index or the S&P MidCap 400 Index, and is traded on the American Stock Exchange (AMEX).

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) The security or a portion thereof was out on loan as of July 31, 2007.

         (b) Securities issued by government-sponsored enterprises (GSEs) are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

         (c) Rate represents the money market fund annualized seven-day yield at July 31, 2007.

         (d) Zero-coupon security. Rate represents the effective yield at the date of purchase.

         * Non-income-producing security for the year ended July 31, 2007.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA GROWTH & INCOME FUND
JULY 31, 2007

ASSETS
   Investments in securities, at market value (including securities on
      loan of $81,011) (identified cost of $1,516,323)                      $1,626,550
   Receivables:
      Capital shares sold                                                          546
      USAA Transfer Agency Company (Note 6D)                                         3
      Dividends and interest                                                     1,168
      Securities sold                                                           12,221
      Other                                                                         29
                                                                            ----------
         Total assets                                                        1,640,517
                                                                            ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                          85,462
      Securities purchased                                                      21,827
      Capital shares redeemed                                                      655
      Bank overdraft                                                                26
   Accrued management fees                                                         773
   Accrued transfer agent's fees                                                    46
   Other accrued expenses and payables                                             165
                                                                            ----------
         Total liabilities                                                     108,954
                                                                            ----------
             Net assets applicable to capital shares outstanding            $1,531,563
                                                                            ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                          $1,238,963
   Overdistribution of net investment income                                        (1)
   Accumulated net realized gain on investments                                182,374
   Net unrealized appreciation of investments                                  110,227
                                                                            ----------
             Net assets applicable to capital shares outstanding            $1,531,563
                                                                            ==========
   Capital shares outstanding, unlimited number of
      shares authorized, no par value                                           79,501
                                                                            ==========
   Net asset value, redemption price, and offering price per share          $    19.26
                                                                            ==========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA GROWTH & INCOME FUND
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $68)               $ 20,783
   Interest                                                          1,368
   Securities lending (net)                                          1,080
                                                                  --------
      Total income                                                  23,231
                                                                  --------
EXPENSES
   Management fees                                                   8,469
   Administration and servicing fees                                 2,248
   Transfer agent's fees                                             3,240
   Custody and accounting fees                                         285
   Postage                                                             363
   Shareholder reporting fees                                          150
   Trustees' fees                                                        8
   Registration fees                                                    37
   Professional fees                                                    89
   Other                                                                20
                                                                  --------
      Total expenses                                                14,909
   Expenses paid indirectly                                           (177)
                                                                  --------
      Net expenses                                                  14,732
                                                                  --------
NET INVESTMENT INCOME                                                8,499
                                                                  --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                               190,398
   Change in net unrealized appreciation/depreciation               49,609
                                                                  --------
         Net realized and unrealized gain                          240,007
                                                                  --------
Increase in net assets resulting from operations                  $248,506
                                                                  ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA GROWTH & INCOME FUND
YEARS ENDED JULY 31,

                                                                     2007              2006
                                                               ----------------------------
FROM OPERATIONS
   Net investment income                                       $    8,499        $    8,213
   Net realized gain on investments                               190,398           173,998
   Net realized gain on foreign currency transactions                   -                30
   Change in net unrealized appreciation/depreciation of:
      Investments                                                  49,609          (167,028)
      Foreign currency translations                                     -                 1
                                                               ----------------------------
         Increase in net assets resulting from operations         248,506            15,214
                                                               ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (10,262)           (7,795)
   Net realized gains                                            (145,129)          (82,911)
                                                               ----------------------------
      Distributions to shareholders                              (155,391)          (90,706)
                                                               ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      177,517           224,080
   Reinvested dividends                                           152,421            88,731
   Cost of shares redeemed                                       (268,476)         (190,233)
                                                               ----------------------------
      Increase in net assets from
         capital share transactions                                61,462           122,578
                                                               ----------------------------
   Net increase in net assets                                     154,577            47,086
NET ASSETS
   Beginning of year                                            1,376,986         1,329,900
                                                               ----------------------------
   End of year                                                 $1,531,563        $1,376,986
                                                               ============================
Overdistribution of net investment income:
   End of year                                                 $       (1)       $        -
                                                               ============================

CHANGE IN SHARES OUTSTANDING
   Shares sold                                                      9,335            11,834
   Shares issued for dividends reinvested                           8,392             4,733
   Shares redeemed                                                (14,127)          (10,087)
                                                               ----------------------------
      Increase in shares outstanding                                3,600             6,480
                                                               ============================

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA GROWTH & INCOME FUND
JULY 31, 2007

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is a management investment company organized as a Delaware statutory trust consisting of 39 separate funds. The information presented in this annual report pertains only to the USAA Growth & Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objectives are capital growth and, secondarily, current income.

           A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the exchange is open) as set forth below:

              1. Equity  securities,  including  exchange-traded  funds  (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              2. Equity  securities  trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will

36

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

                 not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Trust's Board of Trustees. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

              3. Investments in open-end investment companies,  other than ETFs, are valued at their NAV at the end of each business day.

              4. Short-term  securities with original or remaining maturities of
                 60 days or less may be valued at amortized cost, which approximates market value.

              5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

              6. Repurchase  agreements are valued at cost,  which  approximates market value.

              7. Securities   for  which  market   quotations  are  not  readily
                 available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                 Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

           B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

           C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is

38

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

              recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

           D. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities.
              Government-sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac, are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

           E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Purchases and sales of securities,  income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

              2. Market value of securities,  other assets,  and  liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

              The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

              Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

           F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. For the year ended July 31, 2007, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $140,000 and $37,000, respectively, resulting in a total reduction in Fund expenses of $177,000.

           G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the

40

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

              normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

           H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

         The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

         For the year ended July 31, 2007, the Fund paid CAPCO facility fees of $3,000, which represents 4.0% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2007.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book-basis and tax-basis accounting for dividend distributions and foreign currency gains and losses resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and decrease accumulated net realized gain on investments by $1,762,000. This reclassification has no effect on net assets.

         The tax character of distributions paid during the years ended July 31, 2007, and 2006, was as follows:


                                                   2007                 2006
                                               ---------------------------------

         Ordinary income*                      $ 10,262,000          $19,901,000
         Long-term realized capital gains       145,129,000           70,805,000


         *Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

         As of July 31, 2007, the components of net assets representing distributable earnings on a tax basis were as follows:


         Undistributed ordinary income                              $ 57,683,000
         Undistributed long-term capital gains                       128,100,000
         Unrealized appreciation of investments                      106,818,000


         The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

         Distributions   of  net   investment   income   are   made   quarterly.
         Distributions of realized gains from security transactions not offset by capital losses are

42

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

         made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2007, were $1,732,112,000 and $1,808,331,000, respectively.

         As of July 31, 2007, the cost of securities, including short-term securities, for federal income tax purposes, was $1,519,732,000.

         Gross unrealized appreciation and depreciation of investments as of July 31, 2007, for federal income tax purposes, were $152,038,000 and $45,220,000, respectively, resulting in net unrealized appreciation of $106,818,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

         required to be returned to the borrower. Wachovia Corp., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2007, the Fund received securities-lending income of $1,080,000, which is net of the 20% income retained by Wachovia. As of July 31, 2007, the Fund loaned securities having a fair market value of approximately $81,011,000 and received cash collateral of $85,462,000 for the loans. Of this amount, $85,407,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $55,000 remained in cash.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

           A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

              The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Core Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The base fee is accrued

44

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

              daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE                 ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                   AS A % OF THE FUND'S AVERAGE NET ASSETS
------------------------------------------------------------------------------
+/- 1.00% to 4.00%                     +/- 0.04%
+/- 4.01% to 7.00%                     +/- 0.05%
+/- 7.01% and greater                  +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period.

              For the year ended July 31, 2007, the Fund incurred total management fees, paid or payable to the Manager, of $8,469,000, which is net of a performance adjustment of $(522,000) that decreased the base management fee of 0.60% by 0.03%.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

           B. SUBADVISORY ARRANGEMENTS - The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), and effective July 9, 2007, with UBS Global Asset Management (Americas) Inc. (UBS), under which Wellington Management, Loomis Sayles, BHMS, and UBS direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

              The Manager (not the Fund) pays Wellington Management a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. For the year ended July 31, 2007, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $625,000.

              The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. For the year ended July 31, 2007, the Manager incurred subadvisory fees, paid or payable to Loomis Sayles, of $1,074,000.

              The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund, the USAA Growth & Income Fund, and prior to October 2, 2006, the USAA Balanced Strategy Fund combined, in an annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended July 31, 2007, the Manager incurred subadvisory fees, paid or payable to BHMS, of $1,700,000.

46

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

              The Manager (not the Fund) pays UBS a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that UBS manages. For the year ended July 31, 2007, the Manager incurred subadvisory fees, paid or payable to UBS, of $68,000.

           C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2007, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $2,248,000.

              In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain legal and tax services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the year ended July 31, 2007, the Fund reimbursed the Manager $28,000 for these legal and tax services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

           D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2007, the Fund incurred transfer agent's fees, paid or payable to SAS, of $3,240,000. For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund less than $500 for transfer agent's fees related to certain shareholder transactions. Additionally, the Fund recorded a receivable from SAS of $3,000 for adjustments to capital gains payable.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

           E. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

           A. FASB INTERPRETATION NO. 48 "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES" (FIN 48) - On July 13, 2006, the Financial Accounting Standards Board (FASB) released FIN 48. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in Fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on January 31, 2008. The Manager has evaluated the application of FIN 48 to the Fund and, based on the analysis completed to date, has not identified a material impact on the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions on an ongoing basis.

48

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

           B. STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157) - In September 2006, FASB issued FAS 157. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of July 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

           C. STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" (FAS
              159) - In February 2007, FASB issued FAS 159. In summary, FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager is in the process of evaluating the impact of FAS 159 and is not yet in a position to determine whether it will avail itself of the fair value option prior to the effective date.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED JULY 31,
                                              -------------------------------------------------------------------
                                                    2007          2006            2005           2004        2003
                                              -------------------------------------------------------------------
Net asset value at beginning of period        $    18.14    $    19.16      $    17.72     $    15.76    $  14.64
                                              -------------------------------------------------------------------
Income from investment operations:
   Net investment income                             .13           .10             .13            .04         .05
   Net realized and unrealized gain                 3.08           .16            2.61           1.97        1.45
                                              -------------------------------------------------------------------
Total from investment operations                    3.21           .26            2.74           2.01        1.50
                                              -------------------------------------------------------------------
Less distributions:
   From net investment income                       (.13)         (.10)           (.13)          (.05)       (.05)
   From realized capital gains                     (1.96)        (1.18)          (1.17)             -        (.33)
                                              -------------------------------------------------------------------
Total distributions                                (2.09)        (1.28)          (1.30)          (.05)       (.38)
                                              -------------------------------------------------------------------
Net asset value at end of period              $    19.26    $    18.14      $    19.16     $    17.72    $  15.76
                                              ===================================================================

Total return (%)*                                  18.46(b)       1.22           15.79          12.75       10.56
Net assets at end of period (000)             $1,531,563    $1,376,986      $1,329,900     $1,130,036    $932,781
Ratio of expenses to
   average net assets (%)**(a)                       .99(b)       1.01            1.00           1.01        1.09
Ratio of net investment income to
   average net assets (%)**                          .57           .59             .69            .22         .37
Portfolio turnover (%)                            118.55        179.30           81.26          72.93       66.01

 *  Assumes reinvestment of all net investment income and realized capital gain distributions during the period.
**  For the year ended July 31, 2007, average net assets were $1,498,668,000.
(a) Reflects operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                    (.01%)        (.02%)          (.02%)         (.03%)      (.02%)
(b) For the year ended July 31, 2007, SAS voluntarily  reimbursed the Fund for a portion of the transfer  agent's fees  incurred.  The  reimbursement  had no effect on the  Fund's  total  return or ratio of  expenses  to  average  net assets.

50

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA GROWTH & INCOME FUND
JULY 31, 2007

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2007, through July 31, 2007.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

         Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                      BEGINNING             ENDING             DURING PERIOD*
                                   ACCOUNT VALUE         ACCOUNT VALUE       FEBRUARY 1, 2007 -
                                  FEBRUARY 1, 2007       JULY 31, 2007         JULY 31, 2007
                                  -------------------------------------------------------------
         Actual                      $1,000.00            $1,036.00                $4.90

         Hypothetical
           (5% return before
           expenses)                  1,000.00             1,019.98                 4.86

         *Expenses are equal to the Fund's annualized expense ratio of 0.97%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 3.60% for the six-month period of February 1, 2007, through July 31, 2007.

52

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)

USAA GROWTH & INCOME FUND
JULY 31, 2007

APRIL BOARD MEETING
--------------------------------------------------------------------------------

         At a meeting of the Board of Trustees held on April 18, 2007, the Board, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved the continuance of the Investment Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund.

         In advance of the meeting, the Trustees received and considered a variety of information relating to the Investment Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

         At each regularly scheduled meeting of the Board and its committees, the Board of Trustees of the Trust receives and reviews, among other

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

         things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Investment Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Investment Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

         After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES. In considering the nature, extent, and quality of the services provided by the Manager under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Investment Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services,

54

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

         assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

         The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Investment Advisory Agreement. In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

         The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

         EXPENSES AND PERFORMANCE. In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

         upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was below the median of both its expense group and its expense universe. The data indicated that the Fund's total expense ratio was lower than the median of both its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

         In considering the Fund's performance, the Board of Trustees noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-,

56

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

         three-, and five-year periods ended December 31, 2006. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2006. The Board noted management's discussion of the Fund's performance and took into account actions taken with respect to the Fund's performance, including the proposed addition of a new subadviser to the Fund.

         COMPENSATION AND PROFITABILITY. The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

         ECONOMIES OF SCALE. The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager pays the subadvisory fees. The

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

         Board determined that the current investment management fee structure was reasonable.

         CONCLUSIONS. The Board reached the following conclusions regarding the Fund's Investment Advisory Agreement with the Manager, among others:
         (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS
--------------------------------------------------------------------------------

         In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

58

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to the Subadvisers.

         As noted previously, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2006, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

         CONCLUSION. The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on the Board's conclusions, the Board of Trustees determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

JUNE BOARD MEETING
--------------------------------------------------------------------------------

         At a meeting of the USAA Board of Trustees held on June 22, 2007, the Board, including the Independent Trustees, approved the adoption of the Investment Subadvisory Agreement with UBS Global Asset Management

60

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

         (Americas) Inc. (UBS). In advance of the meeting, the Board received and considered a variety of information relating to the Investment Subadvisory Agreement and UBS, and was given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) the qualifications of the individuals at UBS responsible for these investment activities; (ii) the fees to be paid to UBS; and (iii) the complementary nature of the investment strategies of UBS with the existing strategy of the Fund. Prior to voting, the Independent Trustees reviewed the proposed Investment Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed Investment Subadvisory Agreement. The Independent Trustees also reviewed the proposed Investment Subadvisory Agreement in private sessions with their counsel at which no representatives of management were present.

         In approving the Fund's Investment Subadvisory Agreement with UBS, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the Fund by UBS, including the personnel who will be providing services; (ii) UBS's compensation and any other benefits that will be derived from the subadvisory relationship by UBS; (iii) comparisons, to the extent available, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Investment Subadvisory Agreement. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Investment Subadvisory Agreement with UBS. In approving the Investment Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Independent Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Board considered information provided to it regarding the services to be provided by UBS. The Board considered UBS's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund and UBS's level of staffing. The Board also noted UBS's brokerage practices. The Board also considered UBS's regulatory and compliance history. The Board noted that IMCO's monitoring processes of UBS would include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to UBS.

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of UBS. In considering the cost of services to be provided by UBS and the profitability to UBS of its relationship with the Fund, the Board noted that the fees under the Investment Subadvisory Agreement would be paid by IMCO. The Board also relied on the ability of IMCO to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by UBS, UBS's anticipated profitability with respect to the Fund, and the potential economies of scale in UBS's management of the Fund, to the extent available. However, this information was less significant to the Board's consideration of the Investment Subadvisory Agreement than the other factors considered for the above reasons.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board considered the subadvisory fees for the Fund in comparison to the fees that UBS charges comparable clients, as applicable. The Board considered that the Fund pays a management fee to IMCO and that, in turn, IMCO will pay a subadvisory fee to UBS. The Board took into account that the advisory fee paid by the Fund would not change. The Board noted IMCO's expertise

62

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH & INCOME FUND
JULY 31, 2007

         and resources in monitoring the performance, investment style, and risk-adjusted performance of UBS. The Board also noted UBS's long-term performance record for other accounts.

         CONCLUSION. The Board reached the following conclusions regarding the Investment Subadvisory Agreement, among others: (i) UBS is qualified to manage a portion of the Fund's assets in accordance with its investment objectives and policies; (ii) UBS maintains an appropriate compliance program; and (iii) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by IMCO and UBS. Based on its conclusions, the Board determined that approval of the Investment Subadvisory Agreement with UBS would be in the best interests of the Fund and its shareholders.

 T R U S T E E S '  A N D  O F F I C E R S '
=====================-----------------------------------------------------------
                      INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

              The Board of Trustees of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

              Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 39 individual funds as of July 31, 2007. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

              If you would like more information about the funds' Trustees, you may call (800) 531-8181 to request a free copy of the funds' statement of additional information (SAI).

64

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

              CHRISTOPHER W. CLAUS (2, 4)
              Trustee
              Born: December 1960
              Year of Election or Appointment: 2001

              President, Financial Services Group, USAA (1/07-present); Chair of the Board Directors and Chief Investment Officer, IMCO (1/07-present); President and Chief Executive Officer, Director, and Chair of the Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and USAA Financial Advisers, Inc. (FAI). Mr. Claus is also a Director for USAA Life Insurance Company (USAA Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

              BARBARA B. DREEBEN (3, 4, 5, 6)
              Trustee
              Born: June 1945
              Year of Election or Appointment: 1994

              President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              (1) INDICATES  THE  TRUSTEE  IS AN  EMPLOYEE  OF  USAA  INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

              (2) MEMBER OF EXECUTIVE COMMITTEE

              (3) MEMBER OF AUDIT COMMITTEE

              (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

              (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

              (6) THE  ADDRESS  FOR ALL  NON-INTERESTED  TRUSTEES IS THAT OF THE
                  USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              ROBERT L. MASON, PH.D. (3, 4, 5, 6)
              Trustee
              Born: July 1946
              Year of Election or Appointment: 1997

              Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason serves as a Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              MICHAEL F. REIMHERR (3, 4, 5, 6)
              Trustee
              Born: August 1945
              Year of Election or Appointment: 2000

              President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Trustee of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              RICHARD A. ZUCKER (2, 3, 4, 5, 6)
              Trustee and Chair of the Board of Trustees
              Born: July 1943
              Year of Election or Appointment: 1992(+)

              Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker serves as a Trustee of the USAA family of funds. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              (+) MR. ZUCKER WAS ELECTED AS CHAIR OF THE BOARD IN 2005.

66

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

              KRISTI A. MATUS
              Senior Vice President
              Born: February 1968
              Year of Appointment: 2007

              President and Director, IMCO (2/07-present); President and Vice Chair of the Board of Directors, USAA Life (3/04-present); Vice President, Products & Regulatory Management, USAA Life (1/04-3/04); Vice President, Life Insurance Solutions, USAA Life (9/02-1/04); Executive Vice President and Chief Operating Officer, Thrivent Financial Bank (6/01-9/02). Ms. Matus also serves as President and Director of SAS.

              CLIFFORD A. GLADSON
              Vice President
              Born: November 1950
              Year of Appointment: 2002

              Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO
              (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02).

              RONALD B. SWEET
              Vice President
              Born: November 1962
              Year of Appointment: 2006

              Vice President, Equity Investments, IMCO (6/06-present); Assistant Vice President, Investment Strategy & Analysis, USAA (12/01-6/06).

              MARK S. HOWARD
              Secretary
              Born: October 1963
              Year of Appointment: 2002

              Senior Vice President, Life/IMCO/FPS General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for Life, IMCO, FAI, FPS, and SAS.

              (1) INDICATES  THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              DEBRA K. DUNN
              Treasurer
              Born: August 1969
              Year of Appointment: 2005

              Assistant Vice President, IMCO Finance, USAA (4/07-present); Assistant Vice President, IMCO/FPS Finance, USAA (9/04-4/07); Executive Director, IMCO/FPS Finance, USAA (12/03-9/04); Executive Director, FPS Finance, USAA (2/03-12/03); Director, FPS Finance, USAA (12/02-2/03); Director, Strategic Financial Analysis, IMCO (1/01-12/02). Ms. Dunn also holds the Officer positions of Assistant Vice President and Treasurer for IMCO and SAS.

              ROBERTO GALINDO, JR.
              Assistant Treasurer
              Born: November 1960
              Year of Appointment: 2000

              Assistant   Vice   President,    Portfolio    Accounting/Financial
              Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02).

              JEFFREY D. HILL
              Chief Compliance Officer
              Born: December 1967
              Year of Appointment: 2004

              Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04); Assistant Vice President, Investment Management Administration & Compliance, IMCO (9/01-12/02).

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

                    TRUSTEES    Christopher W. Claus
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                Michael F. Reimherr
                                Richard A. Zucker

              ADMINISTRATOR,    USAA Investment Management Company
         INVESTMENT ADVISER,    P.O. Box 659453
                UNDERWRITER,    San Antonio, Texas 78265-9825
             AND DISTRIBUTOR

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                   CUSTODIAN    State Street Bank and Trust Company
              AND ACCOUNTING    P.O. Box 1713
                       AGENT    Boston, Massachusetts 02105

                 INDEPENDENT    Ernst & Young LLP
           REGISTERED PUBLIC    100 West Houston St., Suite 1800
             ACCOUNTING FIRM    San Antonio, Texas 78205

                   TELEPHONE    Call  toll free - Central  time
           ASSISTANCE  HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                                Saturday, 8 a.m. to 5 p.m.

              FOR ADDITIONAL    (800) 531-8181
           INFORMATION ABOUT    For account servicing, exchanges,
                MUTUAL FUNDS    or redemptions (800) 531-8448

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    (800) 531-8066

          USAA  SELF-SERVICE    For  account  balance,  last  transaction, fund
            TELEPHONE SYSTEM    prices, or to exchange or redeem fund shares
                                (800) 531-8777

             INTERNET ACCESS    USAA.COM

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE TRUST'S BOARD OF TRUSTEES FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND
(III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

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                                     INSURANCE o MEMBER SERVICES

23431-0907                                  (C)2007, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 20, 2007, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR/A.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

In 2006, the Trustee designated as the Board's audit committee financial expert resigned from the Board. The Board has not determined that another Trustee qualifies as an audit committee financial expert. The Board is seeking a replacement and will consider a candidate's qualifications to become the audit committee financial expert as a factor in the evaluation process.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 39 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2007 and 2006 were $393,763 and $356,180, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2007 and 2006 were $55,000 and $50,000, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young LLP for the tax services are listed below in the table:

-------------------------------------------------------------------------------
               Review of Federal,
               State and City       Quarterly
               Income and tax       Diversification
               returns and excise   Review under      Excise Tax
               tax calculations     Subchapter M      Assistance     TOTAL
-------------------------------------------------------------------------------
FYE 07-31-2007     $     0            $     0           $     0      $      0
FYE 07-31-2006     $ 6,059            $13,746           $ 6,218      $ 26,023
-------------------------------------------------------------------------------
TOTAL              $ 6,059            $13,746           $ 6,218      $ 26,023
-------------------------------------------------------------------------------

All tax service fees were preapproved by the Audit Committee.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2007 and 2006.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2007 and 2006 were $89,560 and $138,023, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2007 and 2006 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/A was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR/A is filed hereto exactly as set forth below:




                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
            - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
            - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
            - compliance with applicable laws and governmental rules and regulations;
            - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the Chair/CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
            -     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the Chair/CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chair/CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the
              USAA Funds' and IMCO's operating policies and procedures.
         -    A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         -    A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chair/CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.     REQUIRED REPORTS

                -     EACH COVERED OFFICER MUST:
                      - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                      - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                -     THE CHIEF LEGAL OFFICER MUST:
                      - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                      - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

               - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the Chairman/CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
               - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chair/CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
               - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
               - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chair/CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee.
                  The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or
                  (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the affected Trust's Chief Legal Officer or the Chairman of the Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved and adopted by the Board of Trustees of USAA Life Investment Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2007




                                   APPENDIX A
                                COVERED OFFICERS
                                ----------------

                                   PRESIDENT
                                   TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2007

By:*     /s/ MARK S. HOWARD
         -----------------------------------------------------------
         Signature and Title:  Mark S. Howard, Secretary

Date:    02/20/2008
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    02/21/2008
         ------------------------------


By:*     /s/ DEBRA K. DUNN
         ----------------------------------------------
         Signature and Title:  Debra K. Dunn, Treasurer

Date:    02/21/2008
         ------------------------------


*Print the name and title of each signing officer under his or her signature.